Angel Oak Mortgage Trust I, LLC ABS-15G

Exhibit 99.26

EXECUTIVE SUMMARY

AOMT 2025-5

April 15, 2025

INFINITY INTERNATIONAL PROCESSING SERVICES, INC.

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TABLE OF CONTENTS

Infinity Biography	2

Description of the due diligence performed	3

Summary of findings and conclusions of review	9

Tape Integrity Review Results Summary	10

Additional Loan Population Summary	10

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INFINITY BIOGRAPHY

Infinity IPS, Inc. is a privately held firm offering trusted financial products and services to capital markets participants. Founded in 2003, by a group of experienced mortgage due diligence executives, Infinity was started with a simple mission: To provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service. As a third-party reviewer, our independence, integrity, depth of expertise, and approach to due diligence and credit risk management provides clients the highest degree of hands-on oversight and participation when buying or selling pools, securitizing loans, or managing loans and securitizations over time.

Our rigorous, high touch approach to due diligence reviews provides all data necessary in the provision of an asset due diligence, risk retention, loss mitigation and forensic analysis services for all classes or mortgage products, consumer lending products, and more. Our mission is to provide an independent, innovative, reliable and transparent work product, backed by an unsurpassed level of customer service.

As a rating agency reviewed third-party due diligence provider, Infinity prides itself on meeting the standards of S&P, Fitch, Kroll, Moody’s and DBRS Morningstar. Infinity is a privately-owned business and is headquartered in Rockville, MD with an underwriting facility in Tampa, FL.

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DESCRIPTION OF THE DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

Infinity IPS, Inc. (“Infinity”) performed due diligence services as described below (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Angel Oak Mortgage Fund EU B LLC (“Client”) and were reviewed by Infinity on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client.

The Review population is comprised of twelve (12) mortgage loans that were originally reviewed from January 2025 to March 2025.

(2) Sample size of the assets reviewed.

The mortgage loan review was broken down into the following review scopes:

▪	“Compliance Review”	0[1] Mortgage Loans

▪	“Credit Review”	12 Mortgage Loans

▪	“Property Review”	12 Mortgage Loans

▪	“Data Integrity”	12 Mortgage Loans

(3) Determination of the sample size and computation.

Infinity is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by Infinity.

(4) Quality or integrity of information or data about the assets: review and methodology.

For twelve (12) mortgage loans, Infinity compared data fields on the data tape provided by Client to the data found in the actual file as captured by Infinity. This comparison, when data was available, included the following data fields:

Last Name	Loan Amount	Negative Amortization Flag	Sale Price
First Name	First Payment Date	IO Term	LTV
Occupancy	Original Rate	PP Terms	CLTV
Purpose	Original P&I	PP Months	Note Date
Address	Interest Only Flag	Next Rate Change Date	Current P&I
City	Margin	First Payment Change Date	Rate Index
State	1st Rate Change Date	Next Payment Change Date	Amortization Term
Zip	Prepay Months	Reset Frequency	Deferred Balance
Documentation Type	Next Due Date	Rounding Code	Balloon Fag
Lien Position	Property Units	Lookback Period	Borrower SSN
Credit Score	Maturity Date	Initial Roll Cap	Co-Borrower SSN
DTI	Mod Flag	Periodic Rate Cap
Property Type	Mod Date	Life Rate Cap
Appraised Value	Current Rate	Life Rate Floor

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

1 Eleven (11) exempt loans were not subject to a compliance review and did not receive a compliance grade. One (1) loan was not subject to a compliance review but are graded A for compliance as they were confirmed to be exempt investor loans with no consumer purpose.

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Infinity conducted a credit review for twelve (12) mortgage loans. At that time, Infinity reviewed the asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Infinity and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

There were 2 sets of guidelines provided for the review. Each loan was reviewed to the specific guideline provided on the loan approval. Please refer the Exhibit A.

Credit Application: For the Credit Application, Infinity verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history

Credit Report: Infinity’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Infinity: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered date required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Infinity determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: Infinity assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Infinity completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by Infinity. During the course of this review, Infinity (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification,

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confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: Infinity confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, Infinity confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: Infinity reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Infinity conditioned the mortgage loan for the missing fraud report product.

If a report was present, Infinity reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, Infinity confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: Infinity’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: Infinity also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

Business Purpose/DSCR Scope: Infinity conducted a business purpose/property focused Investor review for twelve (12) mortgage loans with DSCR calculation. There were no mortgage loans that were classified as No Ratio loans with no DSCR calculation.

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. During the course of this review, Infinity (i) reviewed the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other

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Loan Approval documentation, (ii) examined appraisal reports, BPO’s, and appraisal reviews to determine if the property type was consistent with underwritten property type and usage (such as evidence of either owner or tenant occupancy) and compared this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy, (iii) reviewed environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements, (iv) reviewed credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet, (v) reviewed HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements, (vi) reviewed LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s), (vii) reviewed Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property, (viii) confirmed, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements, (ix) confirmed, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements, (x) reviewed final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file (xi) reviewed the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required (xii) verified presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures, (xiii) compared the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity, (xv) documented any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue, (xvi) gathered the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, Infinity sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

(6) Value of collateral securing the assets: review and methodology.

Infinity conducted a review of the value of the underlying collateral at the time of its initial review for twelve (12) mortgage loans. For these twelve (12) mortgage loans, Infinity reviewed the mortgage loans to ensure the value of the collateral securing the assets met applicable underwriting guidelines.

Infinity’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Infinity’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be

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made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Infinity’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Infinity’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to Infinity or if it was not directly accessible that another valuation product that was directly accessible to Infinity was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, Infinity confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, Infinity created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Infinity’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

One (1) loan was not subject to a compliance review but are graded A for compliance as they were confirmed to be exempt investor loans with no consumer purpose.

Please be advised that Infinity did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Infinity are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Infinity is relying in reaching such findings.

Please be further advised that Infinity does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Infinity do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Infinity.

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Information contained in any Infinity report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Infinity to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Infinity are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Infinity does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Infinity.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The nationally recognized statistical rating organization (“NRSRO”) criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the ABS Due Diligence 15E, Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA”).

OVERALL RESULTS SUMMARY (12 MORTGAGE LOANS)

Infinity’s review to NRSRO grading requirements covers twelve (12) mortgage loans. Within those mortgage loans, Infinity graded eight (8) mortgage loans as “A” and four (4) mortgage loans as “B”.

Fitch Grade	# of Loans
	Compliance	Credit	Property	Overall
A	1	8	12	8
B	0	4	0	4
C	0	0	0	0
D	0	0	0	0

Fitch Grade	% of Loans
	Compliance	Credit	Property	Overall
A	100.00%	66.67%	100.00%	66.67%
B	0.00%	33.33%	0.00%	33.33%
C	0.00%	0.00%	0.00%	0.00%
D	0.00%	0.00%	0.00%	0.00%

KBRA Grade	# of Loans
	Compliance	Credit	Property	Overall
A	1	8	12	8
B	0	4	0	4
C	0	0	0	0
D	0	0	0	0

KBRA Grade	% of Loans
	Compliance	Credit	Property	Overall
A	100.00%	66.67%	100.00%	66.67%
B	0.00%	33.33%	0.00%	33.33%
C	0.00%	0.00%	0.00%	0.00%
D	0.00%	0.00%	0.00%	0.00%

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TAPE INTEGRITY REVIEW RESULTS SUMMARY (12 MORTGAGE LOANS)

Of the twelve (12) mortgage loans reviewed, 1 (8.33%) mortgage loan had tape discrepancies across one (1) unique data field.

Field Label	# of Variances	# of Loans	% of Loans
Subject Property Type	1	12	8.33%

ADDITIONAL LOAN POPULATION SUMMARY (12 MORTGAGE LOANS)

*Total may not sum to total due to rounding.

Amortization Type	# of Loans	% of Loans	Original Balance	% of Original Balance
Fixed	12	100.00%	$3,030,500.00	100.00%
Total	12	100.00%	$3,030,500.00	100.00%

Lien Position	# of Loans	% of Loans	Original Balance	% of Original Balance
1	12	100.00%	$3,030,500.00	100.00%
Total	12	100.00%	$3,030,500.00	100.00%

Loan Purpose	# of Loans	% of Loans	Original Balance	% of Original Balance
Cash Out: Other/Multi - Purpose/Unknown	3	25.00%	$908,250.00	29.97%
Other than first time Home Purchase	1	8.33%	$506,250.00	16.71%
Rate/Term Refinance – Borrower initiated	8	66.67%	$1,616,000.00	53.32%
Total	12	100.00%	$3,030,500.00	100.00%

Original Amortization Term	# of Loans	% of Loans	Original Balance	% of Original Balance
240 Months	5	41.67%	$1,199,250.00	39.57%
360 Months	7	58.33%	$1,831,250.00	60.43%
Total	12	100.00%	$3,030,500.00	100.00%

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Occupancy	# of Loans	% of Loans	Original Balance	% of Original Balance
Investor	12	100.00%	$3,030,500.00	100.00%
Total	12	100.00%	$3,030,500.00	100.00%

Exhibit A

Guidelines
Access Non-QM Program Guidelines
MoFin Rental Loan Underwriting Guidelines - September 1 2023 (v3.11).pdf

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